SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date  of  Report (Date of earliest event reported):  December  6,
2006


                  FLORIDA ROCK INDUSTRIES, INC.
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     (Exact name of registrant as specified in its charter)

        FLORIDA               1-7159             59-0573002
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

155 East 21st Street                                32206
Jacksonville, Florida
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (904) 355-1781
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  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

                  FLORIDA ROCK INDUSTRIES, INC.

                        December 6, 2006


ITEM 8.01 OTHER EVENTS.

      On December 6, 2006, the Compensation Committee approved stock option grants for officers and key employees. The grants included the following awards to Florida Rock's named executive officers:

Named Executive Officer    Shares Subject to Option  Exercise Price

John D. Baker II,
  President and CEO                  12,000               $43.21

Edward L. Baker,
  Chairman                           12,000               $43.21

John D. Milton, Jr.,
  Executive Vice President
  and CEO                            10,000               $43.21

Thompson S. Baker II,
  Vice President                     10,000               $43.21

Clarron E. Render,
  Vice President                      7,500               $43.21

George J. Hossenlopp,
  Vice President                      8,000               $43.21


All options granted to employees, including the named executive officers, were granted with an exercise price of $43.21, the closing price of Florida Rock stock on December 6, 2006 (the approval date and the grant date). These options vest ratably over a five year period commencing on the first anniversary of the grant date and expire on the tenth anniversary of the grant date.

       In  addition,  pursuant  to  Florida  Rock's  compensation
arrangements  with  its  non-employee  directors,  Florida   Rock
granted  to  each  of  its non-employee directors  an  option  to


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purchase  2,828 shares of Florida Rock stock. These options  also have  an exercise price of $43.21 (the closing price on the grant date). The director options vest immediately and expire on the tenth anniversary of the grant date.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                                   FLORIDA ROCK INDUSTRIES, INC.


Date: December 11, 2006            By:  /s/ John D. Milton, Jr.
                                   ------------------------------
                                   John D. Milton, Jr.
                                     Executive   Vice  President,
                                     Treasurer and Chief Financial
                                     Officer

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